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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549

                                 ---------------



                                    FORM 8-K

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)                Not Applicable
                                                               -----------------

                                IMRE CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)



        0-12943                                          22-2389839
------------------------                      ---------------------------------
(Commission File Number)                      (IRS Employer Identification No.)


401 Queen Anne Avenue North
Seattle, Washington                                                        98109
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code (206) 298-9400



          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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                  No Exhibits Are Being Filed with this Form 8-K

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ITEM 5.  OTHER EVENTS

     The undersigned registrant hereby undertakes as follows, which undertaking shall be incorporated by reference into the registrant's Registration Statement on Form S-8 (Registration No. 33-20188) filed February 22, 1988:

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


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SIGNATURES:

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             IMRE CORPORATION



    January 26, 1996                         By  /s/ Alex P. de Soto
-------------------------                      -------------------------------
          Date                                 Alex P. de Soto
                                               Vice President,
                                               Chief Financial Officer, and
                                               Chief Accounting Officer


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